                    MORGAN STANLEY India Investment Fund, Inc
                          ITEM 77(O) 10F-3 TRANSACTIONS
                        JULY 1, 2007 - DECEMBER 31, 2007

                                                      AMOUNT OF    % OF
                                 OFFERING    TOTAL     SHARES     OFFERING  % OF FUNDS
 SECURITY   PURCHASE/   SIZE OF  PRICE OF  AMOUNT OF  PURCHASED  PURCHASED     TOTAL                     PURCHASED
PURCHASED  TRADE DATE  OFFERING   SHARES    OFFERING   BY FUND    BY FUND     ASSETS       BROKERS         FROM
-------------------------------------------------------------------------------------------------------------------
                                                                                          Merrill
                                                                                           Lynch
                                                                                        International,
                                                                                           Credit
                                                                                          Suisse,
                                                                                         JPMorgan,
                                                                                           Morgan
                                                                                          Stanley,      DSP Merrill
HDFC Bank   07/18/07      --     US$ 92.1  USD 698mm   15472800    2.55%      0.04%        Nomura          Lynch
                                                                                        Securities,
                                                                                          Deutsche
                                                                                            Bank
                                                                                        Securities,
                                                                                            UBS
                                                                                         Investment
                                                                                            Bank